EXHIBIT 2

EarthWeb Inc.
Unaudited Historical Condensed Carved-Out Results of Operations
Year Ended December 31, 1999 and Nine Months Ended September 30, 2000 ( $ in Thousands )


Below are the Unaudited Historical Condensed Carved-Out Results of Operations of EarthWeb Inc. for each of the four quarters in the year ended December 31, 1999 and for each of the three quarters in the period ended September 30, 2000.

The Information presented herein has been derived from the accounting records of the company. However, it is not intended to present the results of operations of the career solutions company, comprising Dice.com and the Measure Up business units and the remaining corporate overhead, in accordance with generally accepted accounting principles of the United States of America. Although this information gives effect to the sale and disposition of the Content and Education Businesses, it is not necessarily indicative of the results of operations that would have been attained if this sale and these dispositions had occurred on the dates indicated or which may be attained in the future. Such statements should be read in conjunction with the historical financial statements of EarthWeb Inc.

These results of operations are not meant to be proforma financial statements, as required by Regulation S-X Article 11 Proforma Information, and accordingly do not reflect all adjustments required by these regulations.

EarthWeb Inc.
Unaudited Historical Condensed Carved-out Results of Operations
Year Ended December 31, 1999 and Nine Months Ended September 30, 2000 ($ In Thousands)

                                               1999          1999         1999         1999          1999
                                                Q 1          Q 2          Q 3          Q 4         Full Year
                                           ---------------------------------------------------------------------
AS REPORTED: (1)
Revenue                                         $  3,732     $  7,199     $  8,653     $ 11,466      $   31,050
   Sequential Growth                                161%          93%          20%          33%            827%
Cost of Revenues                                   1,479        2,587        3,078        3,824          10,968
                                           ---------------------------------------------------------------------
Gross Profit                                       2,253        4,612        5,575        7,642          20,082
                                           ---------------------------------------------------------------------
  Gross Margins                                      60%          64%          64%          67%             65%

Operating Expenses:
Product Development                                  736          879        1,386        1,113           4,114
Sales and Marketing                                5,188        6,724        7,019        8,784          27,715
General and Administrative                         1,597        3,031        2,403        2,844           9,875
Depreciation                                         247          365          453          612           1,677
Amortization                                       1,531        2,948        3,523        4,216          12,218
                                           ---------------------------------------------------------------------
Total Operating Expenses                           9,299       13,947       14,784       17,569          55,599
                                           ---------------------------------------------------------------------

Loss From Operations                              (7,046)      (9,335)      (9,209)      (9,927)        (35,517)

Interest Income (Expense)                            234          159          258          153             804
                                           ---------------------------------------------------------------------
Net Loss                                        $ (6,812)    $ (9,176)    $ (8,951)    $ (9,774)     $  (34,713)
                                           =====================================================================

                                           ---------------------------------------------------------------------
EBITA (5)                                       $ (5,515)    $ (6,387)    $ (5,686)    $ (5,711)     $  (23,299)
                                           =====================================================================

                                           ---------------------------------------------------------------------
EBITDA (6)                                      $ (5,268)    $ (6,022)    $ (5,233)    $ (5,099)     $  (21,622)
                                           =====================================================================

                                                  2000           2000            2000                  YTD
                                                  Q 1            Q 2             Q 3                 9/30/00
                                             ----------------------------------------------     -------------------
AS REPORTED: (1)
Revenue                                           $  13,658      $   16,502      $  21,027              $   51,187
   Sequential Growth                                    19%             21%            27%                    161%
Cost of Revenues                                      4,444           4,582          4,866                  13,892
                                             ----------------------------------------------     -------------------
Gross Profit                                          9,214          11,920         16,161                  37,295
                                             ----------------------------------------------     -------------------
  Gross Margins                                         67%             72%            77%                     73%

Operating Expenses:
Product Development                                   2,002           2,914          1,866                   6,782
Sales and Marketing                                   9,830          10,207         11,622                  31,659
General and Administrative                            2,862           3,283          3,370                   9,515
Depreciation                                            788           1,057          1,637                   3,482
Amortization                                          4,966           6,184          6,495                  17,645
                                             ----------------------------------------------     -------------------
Total Operating Expenses                             20,448          23,645         24,990                  69,083
                                             ----------------------------------------------     -------------------

Loss From Operations                                (11,234)        (11,725)        (8,829)                (31,788)

Interest Income (Expense)                              (397)           (630)          (764)                 (1,791)
                                             ----------------------------------------------     -------------------
Net Loss                                          $ (11,631)     $  (12,355)     $  (9,593)             $  (33,579)
                                             ==============================================     ===================

                                             ----------------------------------------------     -------------------
EBITA (5)                                         $  (6,268)     $   (5,541)     $  (2,334)             $  (14,143)
                                             ==============================================     ===================

                                             ----------------------------------------------     -------------------
EBITDA (6)                                        $  (5,480)     $   (4,484)     $    (697)             $  (10,661)
                                             ==============================================     ===================

                                               1999          1999         1999         1999          1999
                                                Q 1          Q 2          Q 3          Q 4         Full Year
                                           ---------------------------------------------------------------------
CONTENT BUSINESS (2)

Revenue                                         $  1,596     $  3,299     $  3,543     $  4,456       $  12,894
  Sequential Growth                                              107%           7%          26%
Cost of Revenues                                   1,081        1,867        2,165        2,694           7,807
                                           ---------------------------------------------------------------------
Gross Profit                                         515        1,432        1,378        1,762           5,087
                                           ---------------------------------------------------------------------
  Gross Margins                                      32%          43%          39%          40%             39%

Operating Expenses:
Product Development                                  699          779        1,041          822           3,341
Sales and Marketing                                3,492        4,928        4,737        6,302          19,459
General and Administrative                           379        1,429        1,037        1,409           4,254
Depreciation                                         208          286          370          510           1,374
Amortization                                         226          995        1,323        2,016           4,560
                                           ---------------------------------------------------------------------
Total Operating Expenses                           5,004        8,417        8,508       11,059          32,988
                                           ---------------------------------------------------------------------

Loss From Operations                              (4,489)      (6,985)      (7,130)      (9,297)        (27,901)

Interest Income (Expense)                              0            0            0            0               0
                                           ---------------------------------------------------------------------
Net Loss                                        $ (4,489)    $ (6,985)    $ (7,130)    $ (9,297)      $ (27,901)
                                           =====================================================================

                                           ---------------------------------------------------------------------
EBITA (5)                                       $ (4,263)    $ (5,990)    $ (5,807)    $ (7,281)      $ (23,341)
                                           =====================================================================

                                           ---------------------------------------------------------------------
EBITDA (6)                                      $ (4,055)    $ (5,704)    $ (5,437)    $ (6,771)      $ (21,967)
                                           =====================================================================

                                                  2000          2000            2000              YTD
                                                  Q 1           Q 2             Q 3             9/30/00
                                             ---------------------------------------------------------------
CONTENT BUSINESS: (2)

Revenue                                        $   4,449        $  5,286    $   4,561             $  14,296
  Sequential Growth                                    0%            19%         -14%                    69%
Cost of Revenues                                   2,791           3,168        2,996                 8,955
                                           -----------------------------------------------     -------------
Gross Profit                                       1,658           2,118        1,565                 5,341
                                           -----------------------------------------------     -------------
  Gross Margins                                      37%             40%          34%                   37%

Operating Expenses:
Product Development                                1,458           2,086          811                 4,355
Sales and Marketing                                6,103           5,905        5,578                17,586
General and Administrative                         1,195           1,404        1,193                 3,792
Depreciation                                         633             869        1,326                 2,828
Amortization                                       2,298           2,764        2,759                 7,821
                                           -----------------------------------------------     -------------
Total Operating Expenses                          11,687          13,028       11,667                36,382
                                           -----------------------------------------------     -------------

Loss From Operations                             (10,029)        (10,910)     (10,102)              (31,041)

Interest Income (Expense)                           (134)            (28)         (21)                 (183)
                                           -----------------------------------------------     -------------
Net Loss                                       $ (10,163)      $ (10,938)   $ (10,123)            $ (31,224)
                                           ===============================================     =============

                                           -----------------------------------------------     -------------
EBITA (5)                                      $  (7,731)      $  (8,146)   $  (7,343)            $ (23,220)
                                           ===============================================     =============

                                           -----------------------------------------------     -------------
EBITDA (6)                                     $  (7,098)      $  (7,277)   $  (6,017)            $ (20,392)
                                           ===============================================     =============

EarthWeb Inc.
Unaudited Historical Condensed Carved-out Results of Operations
Year Ended December 31, 1999 and Nine Months Ended September 30, 2000 ($ In Thousands)

                                                   1999          1999         1999         1999          1999
                                                    Q 1          Q 2          Q 3          Q 4         Full Year
                                           ---------------------------------------------------------------------
EDUCATION BUSINESS: (3)
Revenue                                           $  120       $  272       $  727      $ 1,163         $ 2,282
   Sequential Growth                                             127%         167%          60%
Cost of Revenues                                      69          157          421          615           1,262
                                           ---------------------------------------------------------------------
Gross Profit                                          51          115          306          548           1,020
                                           ---------------------------------------------------------------------
  Gross Margins                                      43%          42%          42%          47%             45%

Operating Expenses:
Product Development                                    1            1            4           14              20
Sales and Marketing                                   43          201          249          300             793
General and Administrative                            12          206          106          125             449
Depreciation                                           0            1            1            1               3
Amortization                                           0            0            0            0               0
                                           ---------------------------------------------------------------------
Total Operating Expenses                              56          409          360          440           1,265
                                           ---------------------------------------------------------------------

Income (Loss) From Operations                     $   (5)      $ (294)      $  (54)     $   108         $  (245)
                                           =====================================================================

                                           ---------------------------------------------------------------------
EBITA (5)                                         $   (5)      $ (294)      $  (54)     $   108         $  (245)
                                           =====================================================================

                                           ---------------------------------------------------------------------
EBITDA (6)                                        $   (5)      $ (293)      $  (53)     $   109         $  (242)
                                           =====================================================================

                                                       2000           2000            2000              YTD
                                                       Q 1             Q 2            Q 3             9/30/00
                                             ----------------------------------------------     -------------------
EDUCATION BUSINESS: (3)
Revenue                                             $ 1,332         $   930        $   953                $  3,215
   Sequential Growth                                    15%            -30%             2%                    187%
Cost of Revenues                                        942             617            749                   2,308
                                             ----------------------------------------------     -------------------
Gross Profit                                            390             313            204                     907
                                             ----------------------------------------------     -------------------
  Gross Margins                                         29%             34%            21%                     28%

Operating Expenses:
Product Development                                       0               0              8                       8
Sales and Marketing                                     449             382            306                   1,137
General and Administrative                              121             116             80                     317
Depreciation                                              1               1              1                       3
Amortization                                              0               0              0                       0
                                             ----------------------------------------------     -------------------
Total Operating Expenses                                571             499            395                   1,465
                                             ----------------------------------------------     -------------------

Income (Loss) From Operations                       $  (181)        $  (186)       $  (191)               $   (558)
                                             ==============================================     ===================

                                             ----------------------------------------------     -------------------
EBITA (5)                                           $  (181)        $  (186)       $  (191)               $   (558)
                                             ==============================================     ===================

                                             ----------------------------------------------     -------------------
EBITDA (6)                                          $  (180)        $  (185)       $  (190)               $   (555)
                                             ==============================================     ===================

                                                   1999          1999         1999         1999          1999
                                                    Q 1          Q 2          Q 3          Q 4         Full Year
                                           ---------------------------------------------------------------------
CAREER SOLUTIONS COMPANY: (4)
Revenue                                         $  2,016     $  3,628     $  4,383     $  5,847        $ 15,874
   Sequential Growth                                              80%          21%          33%
Cost of Revenues                                     329          563          492          515           1,899
                                           ---------------------------------------------------------------------
Gross Profit                                       1,687        3,065        3,891        5,332          13,975
                                           ---------------------------------------------------------------------
  Gross Margins                                      84%          84%          89%          91%             88%

Operating Expenses:
Product Development                                   36           99          341          277             753
Sales and Marketing                                1,653        1,595        2,033        2,182           7,463
General and Administrative                         1,206        1,396        1,260        1,310           5,172
Depreciation                                          39           78           82          101             300
Amortization                                       1,305        1,953        2,200        2,200           7,658
                                           ---------------------------------------------------------------------
Total Operating Expenses                           4,239        5,121        5,916        6,070          21,346
                                           ---------------------------------------------------------------------

Income (Loss) From Operations                     (2,552)      (2,056)      (2,025)        (738)         (7,371)

Interest Income (Expense)                            234          159          258          153             804
                                           ---------------------------------------------------------------------
Net Loss                                        $ (2,318)    $ (1,897)    $ (1,767)    $   (585)       $ (6,567)
                                           =====================================================================

                                           ---------------------------------------------------------------------
Cash Net Income (Loss) (7)                      $ (1,013)    $     56     $    433     $  1,615        $  1,091
                                           =====================================================================

                                           ---------------------------------------------------------------------
EBITA (5)                                       $ (1,247)    $   (103)    $    175     $  1,462        $    287
                                           =====================================================================

                                           ---------------------------------------------------------------------
EBITDA (6)                                      $ (1,208)    $    (25)    $    257     $  1,563        $    587
                                           =====================================================================

                                                      2000            2000          2000                 YTD
                                                      Q1              Q2            Q3                 9/30/00
                                            -----------------------------------------------------------------------
CAREER SOLUTIONS COMPANY: (4)
Revenue                                            $  7,877        $ 10,286       $ 15,513                $ 33,676
   Sequential Growth                                    35%             31%            51%                    236%
Cost of Revenues                                        711             797          1,121                   2,629
                                             ----------------------------------------------     -------------------
Gross Profit                                          7,166           9,489         14,392                  31,047
                                             ----------------------------------------------     -------------------
  Gross Margins                                         91%             92%            93%                     92%

Operating Expenses:
Product Development                                     544             828          1,047                   2,419
Sales and Marketing                                   3,278           3,920          5,738                  12,936
General and Administrative                            1,546           1,763          2,097                   5,406
Depreciation                                            154             187            310                     651
Amortization                                          2,668           3,420          3,736                   9,824
                                             ----------------------------------------------     -------------------
Total Operating Expenses                              8,190          10,118         12,928                  31,236
                                             ----------------------------------------------     -------------------

Income (Loss) From Operations                        (1,024)           (629)         1,464                    (189)

Interest Income (Expense)                              (263)           (602)          (743)                 (1,608)
                                             ----------------------------------------------     -------------------
Net Income (Loss)                                  $ (1,287)       $ (1,231)      $    721                $ (1,797)
                                             ==============================================     ===================

                                             ----------------------------------------------     -------------------
Cash Net Income (Loss) (7)                         $  1,381        $  2,189       $  4,457                $  8,027
                                             ==============================================     ===================

                                             ----------------------------------------------     -------------------
EBITA (5)                                          $  1,644        $  2,791       $  5,200                $  9,635
                                             ==============================================     ===================

                                             ----------------------------------------------     -------------------
EBITDA (6)                                         $  1,798        $  2,978       $  5,510                $ 10,286
                                             ==============================================     ===================

(1) Represents financial information derived from the Company's previously filed 10Qs or 10Ks.

(2) Represents the unaudited results of operation for those properties sold to internet.com and for the paid subscription product lines that were exited.

(3) As reported in 8-K filed on December 11, 2000.

(4) Results of operations for the continuing career solutions company comprising the Dice.com and MeasureUp units and the remaining corporate overhead.

(5) EBITA is calculated by adding back, interest, taxes and amortization to net loss.

(6) EBITDA is calculated by adding back interest, taxes, depreciation and amortization to net loss.

(7) Cash Net Income (Loss) is calculated by adding back amortization to net loss.